SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

      Date of Report (date of earliest event reported) March 31, 2004

                         Premier Financial Bancorp, Inc.
             (Exact name of registrant as specified in its charter)
            --------------------------------------------------------

          Kentucky                0-20908                 61-1206757
   ---------------------   ---------------------   ------------------------
   (State or other juris-  (Commission File No.)    (IRS Employer Identi-
   diction of corporation)                                fication No.)


                                2883 Fifth Avenue
                         Huntington, West Virginia 25702
        --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (304) 525-1600
                              ---------------------

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events and Regulation FD Disclosure

     On March 31, 2004, Premier Financial Bancorp, Inc. issued a press release announcing that it filed a notice with the Securities and Exchange Commission on Form 12b-25 to extend the period in which it intends to file its Annual Report on Form 10-K. A copy of the press release is filed as an exhibit to this Form 8-K and incorporated herein by reference.


Item 7. Financial Statements and Exhibits

        (c) Exhibits

           99.1 -- Press Release dated March 31, 2004


Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." A copy of the press release issued
March 31, 2004, is attached hereto as Exhibit 99.1 and is furnished under this
Item 12.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: March 31, 2004                Brien M. Chase, Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated March 31, 2004,
                                        captioned "Premier Financial Bancorp,
                                        Inc. Files Notice For Extension
                                        To File Annual Report on Form 10-K
                                        With SEC".